[logo]
75 [graphic] MFS(R)
INVESTMENT MANGEMENT
YEARS

WE INVENTED THE MUTUAL FUND(R)


MFS(R) GROWTH
OPPORTUNITIES FUND

---------------------------------
ANNUAL REPORT o DECEMBER 31, 1998
---------------------------------



DIVERSIFYING YOUR INVESTMENT PORTFOLIO (see page 30)

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  3
Performance Summary .......................................................  7
Portfolio of Investments .................................................. 11
Financial Statements ...................................................... 15
Notes to Financial Statements ............................................. 21
Independent Auditors' Report .............................................. 27
MFS Prepares for the Year 2000 ............................................ 29
Trustees and Officers ..................................................... 33

       MFS CELEBRATES ITS DIAMOND ANNIVERSARY!

       MARCH 21, 1999, MARKS THE 75TH ANNIVERSARY OF MFS' INVENTION OF THE MUTUAL FUND. THE MUTUAL FUND INDUSTRY HAS BROUGHT THE POWER OF INVESTING TO EVERY AMERICAN, OFFERING THEM THE OPPORTUNITY FOR COLLEGE DEGREES, HOME OWNERSHIP, AND COMFORTABLE RETIREMENT.

       IMAGINE TODAY'S WORLD WITHOUT MUTUAL
       FUNDS. WE COULDN'T. AND WHILE THE
       YEARS AHEAD WILL BRING A NUMBER OF
       CHALLENGES, OUR 75 YEARS OF EXPERIENCE
       WILL HELP GUIDE A NEW GENERATION OF
       INVESTORS INTO THE FUTURE.

--------------------------------------------------------------------------------
     NOT FDIC INSURED         MAY LOSE VALUE      NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]

Dear Shareholders,
In 1999, MFS celebrates its 75th anniversary. The nation's first mutual fund
-- our Massachusetts Investors Trust (MIT) -- was introduced to the public on March 21, 1924. Since then, MFS Investment Management(R), the company that grew out of that original fund, has helped guide shareholders through many economic and investment cycles, primarily by focusing on the long-term opportunities created by an expanding global economy. As of December 31, 1998, MFS manages nearly $100 billion, and the firm's 2,000 people serve almost four million investors and their financial advisers worldwide. Meanwhile, MIT's assets have grown to over $12 billion, and 56 mutual funds are offered in the MFS Family of Funds(R).

One of the elements in the success of MIT did not exist before our founders invented it in 1924. That is daily redemption. This innovation means that if you want to sell your investment in any MFS mutual fund, you have the security of knowing that you may do so immediately by exchanging into another MFS fund. Or, if you need your money for other purposes, it can quickly be wired or mailed to you. This daily redemption feature, through which new shares were created when people invested in MIT and were redeemed when people sold, brought another important change to the industry. Now, the price of a mutual fund's shares wasn't determined by supply and demand, but by the value of the securities owned by the fund.

Another factor in our growth was the development of one of the industry's first in-house research departments in 1932. Unlike companies that rely on Wall Street research reports, which can be used by many investors at the same time, MIT's managers built its long-term track record by visiting companies, talking to managers and competitors, and "kicking the tires" so they could judge the quality and potential of each company's products and services for themselves. Today, MFS has more than 100 full-time portfolio managers, stock analysts, and credit analysts who track the equity and bond markets. That number includes over 35 equity analysts who specialize in industries such as aviation, media, technology, automobiles, and utilities.

While MIT introduced the daily redemption feature, that was not our only invention. We also established the nation's first global bond fund, first high-yield municipal bond fund, and first high-yield municipal closed-end bond fund.

We are proud of the record of MIT and of the funds in the MFS Family of Funds, but we are also proud of our long-standing relationship with financial advisers. Not only do we believe investors can benefit from the advice of these experts but, as was shown during the market volatility of 1998, people who work with financial advisers are less likely to abandon their carefully designed, long-term investment strategies.

Our ability to service your investment and information needs is also extremely important to us. The MFS Service Center handles millions of transactions and phone calls every year. Supporting the work of financial advisers, promptly sending out statements and confirmations, and answering hundreds of investors' questions every day are crucial elements in maintaining long-term relationships with our fund shareholders. That link to our investors has also been enhanced by our site on the World Wide Web: WWW.MFS.COM. Since 1996, this site has given investors and the general public access to up- to-date information about MFS products and services, as well as market outlooks and retirement information. The site has rapidly become one of our primary vehicles for communicating with our investors and educating the public about mutual funds in general and MFS in particular.

If there is a common thread running through these milestones, it is our always-increasing commitment to providing you with the best possible investment management and shareholder service, just as we have done for the past 75 years.

As we celebrate this anniversary, it is also a time for MFS to look ahead and build on our 75 years of innovation and experience to help meet your investment needs in the next century. We appreciate your confidence and welcome any questions or comments you may have.

Respectfully,

/s/ Jeffrey Shames
Jeffrey L. Shames
Chairman and Chief Executive Officer
MFS Investment Management

January 15, 1999

MANAGEMENT REVIEW AND OUTLOOK

[Photo of Paul M. McMahon]

For the 12 months ended December 31, 1998, Class A shares of the Fund provided a total return of 29.17%, Class B shares 28.15%, and Class I shares 29.45%. These returns, which include the reinvestment of distributions but exclude the effects of any sales charges, compare to a 28.58% return for the Standard & Poor's 500 Composite Index (the S&P 500) for the same period. The S&P 500 is a popular, unmanaged index of common stock total return performance.

Q. THE FUND'S CLASS A AND CLASS I SHARES OUTPERFORMED THE S&P 500 OVER THE PAST 12 MONTHS. TO WHAT DO YOU ATTRIBUTE THIS PERFORMANCE?

A. Some of our major weightings performed very well, particularly technology sector holdings such as Microsoft, Cisco, Intel, and EMC. These companies have been able to leverage the worldwide drive toward higher productivity and lower cost structures that are predominantly enabled by technology. This trend is apparent in industries around the world and is a result of the current low-inflation scenario. Companies are compensating for the inability to boost revenues through price increases by turning to cost reduction and productivity enhancement as a means of keeping earnings healthy. In Cisco's case, the company provides much of the communications equipment that is the backbone of the Internet, and it has benefited from the explosion of interest in the "Net.

Q. HOW HAVE OTHER HOLDINGS CONTRIBUTED TO THE FUND'S PERFORMANCE?

A. Holdings in our leisure sector such as Time Warner and Viacom performed well, driven by their ability to fill the need for cable programming and operations services as that medium expands. Radio broadcasters such as Jacor, Clear Channel, and Heftel also performed well in the wake of major consolidation in the industry. Consolidation has enabled broadcasters to offer comprehensive packages to potential advertisers that are more compelling than several small individual advertising buys covering one market. Additionally, advertisers are aware that radio allows them to reach more consumers than other electronic media thanks to the medium's high rate of out-of-home usage. Retailers such as CVS and Rite Aid have performed well, buoyed both by consolidation in the industry and favorable demographics that have resulted in increased prescription volume as the population ages.

Q. WHAT STOCKS DID NOT PERFORM AS WELL AS YOU WOULD HAVE LIKED OVER THE PAST 12 MONTHS?

A. Cendant was one of our large holdings that had difficulty and, though it has rallied somewhat, it is still down for the year. We still like the company's business model, however, and look forward to an increased share price in the future. Computer Associates also missed its earnings estimates earlier in the year and suffered as a result, though we feel the company is fundamentally sound and is worthy of our confidence long term. Gillette was working its way through a product transition from its old shaving system to its new product. As it was clearing old inventory, the Asian economic crisis came to a head and hurt the company's earnings as a result of reduced demand from those nations.

Q. WHAT SORT OF IMPACT HAVE THE DIFFICULTIES IN ASIA HAD ON THE PORTFOLIO AS A WHOLE, IF ANY?

A. We didn't have a lot of direct Asian exposure. During the U.S. market correction in September and October, some of which was the result of weakness in the Asian economies, we took the opportunity to add to technology holdings that still displayed solid fundamentals, good growth prospects, and that we felt would rebound once the worst was over. Some of these names included Compuware, DST Systems, Galileo International, and Oracle.

Q. WERE THERE ANY OTHER MAJOR CHANGES TO THE PORTFOLIO IN THE PAST 12 MONTHS?

A. We lightened up significantly on the portfolio's exposure to industrial goods and basic materials because we felt those industries were in the process of a mini-recession of their own and were not as resilient as technology stocks in the current environment. We also increased our health care holdings and added some of the major pharmaceutical stocks because, though expensive, they offer strong fundamentals and good earnings growth prospects.

Q. WHAT'S YOUR INVESTMENT OUTLOOK FOR THE FIRST HALF OF 1999?

A. We like to look at the current environment in the same way that we look at a potential investment. This entails factors such as earnings growth, management quality, economic trends, cash flow generation, and valuations. In light of those factors, we think that gross domestic product (GDP) may grow on the order of 2.5%, while inflation will remain low, at about 1.5%. Therefore, we expect to see moderate growth. We believe that many American companies that are global leaders will continue to grow revenues and earnings as they consolidate their leadership positions and leverage secular trends. One concern here is that valuations in the market are fairly high as the result of significant amounts of liquidity that were pumped into the economy from interest-rate cuts around the world and a flight from international markets to U.S. equities. However, we think we're closer to achieving stability in the next few months, which means that valuations may level off as investors pay closer attention to earnings growth. In general, we think investors should expect more moderate performance from the stock market in the future. For our part, we will continue to focus on companies that we believe can deliver the best earnings growth at the best prices and generate strong cash flow.

   /s/ Paul M. McMahon

       Paul M. McMahon
       Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

--------------------------------------------------------------------------------
   PORTFOLIO MANAGER'S PROFILE
--------------------------------------------------------------------------------

   PAUL M. MCMAHON IS A SENIOR VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R). HE IS THE PORTFOLIO MANAGER OF MFS(R) GROWTH OPPORTUNITIES FUND, THE CAPITAL APPRECIATION SERIES OFFERED THROUGH MFS(R)/SUN LIFE ANNUITY PRODUCTS, AND CO-MANAGER OF THE WORLD ASSET ALLOCATION(SM) SERIES OFFERED THROUGH MFS(R)/SUN LIFE ANNUITY PRODUCTS.

   HE JOINED THE MFS RESEARCH DEPARTMENT IN 1981 AS AN INDUSTRY SPECIALIST AND WAS NAMED INVESTMENT OFFICER IN 1983, ASSISTANT VICE PRESIDENT -- INVESTMENTS IN 1984, VICE PRESIDENT -- INVESTMENTS IN 1986, AND SENIOR VICE PRESIDENT IN 1992. MR. MCMAHON IS A GRADUATE OF HOLY CROSS COLLEGE AND THE AMOS TUCK SCHOOL OF BUSINESS ADMINISTRATION OF DARTMOUTH COLLEGE. HE IS A MEMBER OF THE BOSTON SECURITY ANALYSTS SOCIETY, INC.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and all charges and expenses, for any other MFS product is available from your financial adviser, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

--------------------------------------------------------------------------------
   FUND FACTS
--------------------------------------------------------------------------------

  OBJECTIVE:               SEEKS GROWTH OF CAPITAL. DIVIDEND INCOME, IF ANY,
                           IS INCIDENTAL.

  COMMENCEMENT OF
  INVESTMENT OPERATIONS:   SEPTEMBER 9, 1970

  CLASS INCEPTION:         CLASS A  SEPTEMBER 9, 1970
                           CLASS B  SEPTEMBER 7, 1993
                           CLASS I   JANUARY 2, 1997

  SIZE:                    $1.2 BILLION NET ASSETS AS OF DECEMBER 31, 1998

PERFORMANCE SUMMARY

The following information illustrates the historical performance of the Fund's original share class in comparison to various market indicators. Performance results reflect the percentage change in net asset value, including reinvestment of dividends. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be less than the line shown, based on differences in sales charges and Rule 12b-1 fees paid by shareholders investing in different classes. (See Notes to Performance Summary for more information.) It is not possible to invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

(For the 5-year period ended December 31, 1998)
[Graphic Omitted]

        MFS Growth    S&P 500    Consumer
       Opportunities Composite  Price Index
      Fund - Class A   Index      - U.S.
-------------------------------------------
12/93    $ 9,426     $10,000     $10,000
12/94      9,030      10,132      10,268
12/95     12,140      13,940      10,521
12/96     14,800      17,140      10,878
12/97     18,245      22,859      11,063
12/98     23,568      29,390      11,262

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

(For the 10-year period ended December 31, 1998)
[Graphic Omitted]

        MFS Growth    S&P 500    Consumer
       Opportunities Composite  Price Index
      Fund - Class A   Index      - U.S.
-------------------------------------------
12/88    $ 9,424     $10,000     $10,000
12/90     11,580      12,760      11,104
12/92     15,267      17,915      11,772
12/94     17,003      19,982      12,423
12/96     27,866      33,802      13,162
12/98     44,376      57,961      13,627

AVERAGE ANNUAL TOTAL RETURNS THROUGH DECEMBER 31, 1998

CLASS A

                                    1 Year    3 Years    5 Years  10 Years/ Life
--------------------------------------------------------------------------------
Average Annual Total Return        +29.17%    +24.73%    +20.13%        +16.76%
--------------------------------------------------------------------------------
SEC Results                        +21.74%    +22.30%    +18.71%        +16.07%
--------------------------------------------------------------------------------

CLASS B
                                    1 Year    3 Years    5 Years  10 Years/ Life
--------------------------------------------------------------------------------
Average Annual Total Return        +28.15%    +23.67%    +19.08%        +16.21%
--------------------------------------------------------------------------------
SEC Results                        +24.15%    +23.02%    +18.88%        +16.21%
--------------------------------------------------------------------------------

CLASS I
                                    1 Year    3 Years    5 Years  10 Years/ Life
--------------------------------------------------------------------------------
Average Annual Total Return        +29.45%    +24.86%    +20.20%        +16.80%
--------------------------------------------------------------------------------

COMPARATIVE INDICES
                                    1 Year    3 Years    5 Years  10 Years/ Life
--------------------------------------------------------------------------------
Standard & Poor's 500 Composite
Index+                               +28.58%    +28.23%    +24.06%      +19.21%
--------------------------------------------------------------------------------
Consumer Price Index+#               + 1.80%    + 2.30%    + 2.41%      + 3.14%
--------------------------------------------------------------------------------
+Source: CDA/Wiesenberger.
#The Consumer Price Index is published by the U.S. Bureau of Labor Statistics and measures the cost of living (inflation).

NOTES TO PERFORMANCE SUMMARY

Class A share ("A") SEC results include the maximum 5.75% sales charge. Class B share ("B") SEC results reflect the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class I shares ("I") have no sales charge or Rule 12b-1 fees and are only available to certain institutional investors.

B results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of A for periods prior to the inception of B. Because operating expenses of A are lower than those of B, B performance generally would have been lower than A performance. The A performance included within the B SEC performance has been adjusted to reflect the CDSC generally applicable to B rather than the initial sales charge generally applicable to A.

I results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of A for periods prior to the inception of I. Because operating expenses of A are greater than those of I, I performance generally would have been higher than A performance. The A performance included in the I performance has been adjusted to reflect the fact that I have no initial sales charge.

Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details.
All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

PORTFOLIO CONCENTRATION AS OF DECEMBER 31, 1998

FIVE LARGEST STOCK SECTORS
[Graphic Omitted]

          TECHNOLOGY               25.4%
          LEISURE                  15.1%
          RETAILING                12.4%
          CONGLOMERATES, SPECIAL
          PRODUCTS/SERVICES        11.5%
          HEALTH CARE              10.8%

TOP 10 STOCK HOLDINGS

MICROSOFT CORP.  7.0%                              CISCO SYSTEMS, INC.  2.7%
Computer software and systems company              Computer network developer

TYCO INTERNATIONAL LTD.  6.8%                      CaDENCE DESIGN SYSTEMS, INC.  2.5%
Security systems, packaging, and electronic        Computer software and systems company
equipment conglomerate
                                                   BMC SOFTWARE, INC.  2.5%
CVS CORP.  3.8%                                    Computer software company
Drug store chain
                                                   FEDERAL HOME LOAN MORTGAGE CORP.  2.2%
COMPUTER ASSOCIATES INTERNATIONAL  3.5%            U.S. mortgage banker and underwriter
Computer software company
                                                   PFIZER, INC.  2.2%
CENDANT CORP.  2.8%                                Pharmaceutical company
Hotel, real estate, and consumer services
franchiser

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO OF INVESTMENTS -- December 31, 1998

Stocks - 95.0%
--------------------------------------------------------------------------------------------------------
ISSUER                                                                 SHARES                    VALUE
--------------------------------------------------------------------------------------------------------
U.S. Stocks - 93.4%
  Advertising - 0.1%
    Outdoor Systems, Inc.*                                             48,800           $     1,464,000
--------------------------------------------------------------------------------------------------------
  Aerospace - 0.4%
    United Technologies Corp.                                          43,900           $    4,774,125
--------------------------------------------------------------------------------------------------------
  Automotive - 0.5%
    Federal-Mogul Corp.                                               101,100           $    6,015,450
--------------------------------------------------------------------------------------------------------
  Banks and Credit Companies - 0.7%
    Bank of New York, Inc.                                            208,400           $    8,388,100
--------------------------------------------------------------------------------------------------------
  Broadcasting - 0.2%
    Infinity Broadcasting Corp.*                                       75,300           $    2,061,338
--------------------------------------------------------------------------------------------------------
  Business Services - 2.7%
    DST Systems, Inc.*                                                215,300           $   12,285,556
    Galileo International, Inc.*                                      259,000               11,266,500
    Modis Professional Services, Inc.*                                387,500                5,618,750
    Policy Management Systems Corp.*                                   45,500                2,297,750
                                                                                        --------------
                                                                                        $   31,468,556
--------------------------------------------------------------------------------------------------------
  Computer Software - Personal Computers - 6.6%
    Microsoft Corp.*                                                  570,300           $   79,093,481
--------------------------------------------------------------------------------------------------------
  Computer Software - Services - 0.5%
    EMC Corp.*                                                         72,000           $    6,120,000
--------------------------------------------------------------------------------------------------------
  Computer Software - Systems - 12.1%
    BMC Software, Inc.*                                               631,600           $   28,145,675
    Cadence Design Systems, Inc.*                                     952,409               28,334,168
    Cambridge Technology Partners, Inc.*                               94,900                2,099,663
    Computer Associates International, Inc.                           927,575               39,537,884
    Compuware Corp.*                                                  186,800               14,593,750
    Oracle Corp.*                                                     532,475               22,962,984
    Synopsys, Inc.*                                                   155,600                8,441,300
                                                                                        --------------
                                                                                        $  144,115,424
--------------------------------------------------------------------------------------------------------
  Consumer Goods and Services - 9.8%
    Clorox Co.                                                         95,500           $   11,155,594
    Colgate-Palmolive Co.                                             132,300               12,287,362
    Gillette Co.                                                      341,000               16,474,562
    Tyco International Ltd.                                         1,026,628               77,446,250
                                                                                        --------------
                                                                                        $  117,363,768
--------------------------------------------------------------------------------------------------------
  Defense Electronics - 0.9%
    Loral Space & Communications Corp.*                               576,700           $   10,272,469
--------------------------------------------------------------------------------------------------------
  Electrical Equipment - 1.3%
    General Electric Co.                                              146,600           $   14,962,362
--------------------------------------------------------------------------------------------------------
  Electronics - 2.0%
    Analog Devices, Inc.*                                             215,633           $    6,765,486
    Intel Corp.                                                       147,300               17,464,256
                                                                                        --------------
                                                                                        $   24,229,742
--------------------------------------------------------------------------------------------------------
  Entertainment - 8.9%
    CBS Corp.                                                         400,500           $   13,116,375
    Clear Channel Communications, Inc.*                               165,640                9,027,380
    Heftel Broadcasting Corp., "A"*                                   140,400                6,914,700
    Jacor Communications, Inc.*                                       248,900               16,022,937
    MediaOne Group, Inc.*                                             498,100               23,410,700
    Time Warner, Inc.                                                 236,300               14,665,369
    Univision Communications, Inc., "A"*                              116,100                4,201,369
    Viacom, Inc., "B"*                                                245,700               18,181,800
                                                                                        --------------
                                                                                        $  105,540,630
--------------------------------------------------------------------------------------------------------
  Financial Institutions - 7.0%
    Associates First Capital Corp., "A"                               482,200           $   20,433,225
    CIT Group, Inc., "A"                                              193,000                6,139,813
    Federal Home Loan Mortgage Corp.                                  394,400               25,414,150
    Federal National Mortgage Assn.                                    73,800                5,461,200
    Financial Federal Corp.*                                          183,475                4,541,006
    Finova Group, Inc.                                                259,400               13,991,387
    Franklin Resources, Inc.                                           67,400                2,156,800
    Morgan Stanley, Dean Witter & Co.                                  78,200                5,552,200
                                                                                        --------------
                                                                                        $   83,689,781
--------------------------------------------------------------------------------------------------------
  Financial Services - 0.8%
    SunAmerica, Inc.                                                  120,550           $    9,779,619
--------------------------------------------------------------------------------------------------------
  Insurance - 1.1%
    Equitable Cos., Inc.                                               53,100           $    3,073,163
    Lincoln National Corp.                                            120,800                9,882,950
    MONY Group, Inc.*                                                     100                    3,131
                                                                                        --------------
                                                                                        $   12,959,244
--------------------------------------------------------------------------------------------------------
  Medical and Health Products - 5.3%
    Boston Scientific Corp.*                                          299,600           $    8,033,025
    Eli Lilly & Co.                                                   117,000               10,398,375
    McKesson Corp.                                                     94,700                7,487,219
    Pfizer, Inc.                                                      201,700               25,300,743
    Schering Plough Corp.                                             208,300               11,508,575
                                                                                        --------------
                                                                                        $   62,727,937
--------------------------------------------------------------------------------------------------------
  Medical and Health Technology and Services - 5.0%
    Cardinal Health, Inc.                                             182,002           $   13,809,401
    HBO & Co.                                                         276,000                7,917,750
    Health Management Associates, Inc., "A"*                          438,750                9,487,969
    HealthSouth Corp.*                                                718,100               11,085,669
    Total Renal Care Holdings, Inc.*                                   42,800                1,265,275
    United Healthcare Corp.                                           376,500               16,213,031
                                                                                        --------------
                                                                                        $   59,779,095
--------------------------------------------------------------------------------------------------------
  Metals and Minerals - 0.6%
    Minerals Technologies, Inc.                                       171,300           $    7,012,594
--------------------------------------------------------------------------------------------------------
  Oils - 0.2%
    Conoco, Inc., "A"*                                                132,000           $    2,755,500
--------------------------------------------------------------------------------------------------------
  Railroads - 0.3%
    Kansas City Southern Industries, Inc.                              83,300           $    4,097,319
--------------------------------------------------------------------------------------------------------
  Restaurants and Lodging - 4.7%
    Cendant Corp.*                                                  1,688,073           $   32,178,892
    McDonalds Corp.                                                   127,100                9,739,037
    Promus Hotel Corp.*                                               426,363               13,803,502
                                                                                        --------------
                                                                                        $   55,721,431
--------------------------------------------------------------------------------------------------------
  Special Products and Services - 0.5%
    USEC, Inc.                                                        431,700           $    5,989,838
--------------------------------------------------------------------------------------------------------
  Stores - 9.3%
    CompUSA, Inc.*                                                    570,300           $    7,449,544
    CVS Corp.                                                         786,100               43,235,500
    Linens 'n Things, Inc.*                                            22,800                  903,450
    Office Depot, Inc.*                                               638,400               23,580,900
    Rite Aid Corp.                                                    500,100               24,786,206
    TJX Cos., Inc.                                                    356,300               10,332,700
                                                                                        --------------
                                                                                        $  110,288,300
--------------------------------------------------------------------------------------------------------
  Supermarkets - 2.6%
    Meyer (Fred), Inc.*                                               203,600           $   12,266,900
    Safeway, Inc.*                                                    302,900               18,457,969
                                                                                        --------------
                                                                                        $   30,724,869
--------------------------------------------------------------------------------------------------------
  Telecommunications - 7.9%
    3Com Corp.*                                                       261,000           $   11,696,062
    American Tower Corp., "A"*                                         81,800                2,418,213
    Cisco Systems, Inc.*                                              331,025               30,723,258
    Global TeleSystems Group, Inc.*                                   212,000               11,819,000
    Intermedia Communications, Inc.*                                   67,500                1,164,375
    L-3 Communications Holding, Inc.*                                   2,000                   93,125
    Lucent Technologies, Inc.                                          78,800                8,668,000
    MCI WorldCom, Inc.*                                               290,630               20,852,702
    Nextlink Communications, Inc., "A"*                                93,700                2,658,738
    Qwest Communications International, Inc.*                          35,754                1,787,700
    Tel-Save.com, Inc.*##                                             134,900                2,259,575
                                                                                        --------------
                                                                                        $   94,140,748
--------------------------------------------------------------------------------------------------------
  Utilities - Electric - 1.4%
    AES Corp.*                                                        184,000           $    8,717,000
    CalEnergy Co., Inc.*                                              247,500                8,585,156
                                                                                        --------------
                                                                                        $   17,302,156
--------------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                       $1,112,837,876
--------------------------------------------------------------------------------------------------------
Foreign Stocks - 1.6%
  Bermuda - 0.6%
    Ace Ltd. (Insurance)                                              181,500           $    6,250,406
    Global Crossing Ltd. (Telecommunications)*                          9,800                  442,225
                                                                                        --------------
                                                                                        $    6,692,631
--------------------------------------------------------------------------------------------------------
  Brazil - 0.2%
    Tele Sudeste Celular Participacoes S.A.
      (Telecommunications)*                                            38,100           $      788,194
    Telesp Celular Participacoes S.A.
      (Telecommunications)*                                            67,500                1,181,250
                                                                                        --------------
                                                                                        $    1,969,444
--------------------------------------------------------------------------------------------------------
  United Kingdom - 0.8%
    British Petroleum PLC, ADR (Oils)                                  59,545           $    5,656,775
    Reuters Group PLC (Business Services)                             263,400                2,774,660
    Taylor Nelson Sofres PLC (Market Research)                      1,413,400                1,793,688
                                                                                        --------------
                                                                                        $   10,225,123
--------------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                    $   18,887,198
--------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $739,017,101)                                            $1,131,725,074
--------------------------------------------------------------------------------------------------------
Convertible Preferred Stock - 0.4%
--------------------------------------------------------------------------------------------------------
  Entertainment - 0.4%
    MediaOne Group, Inc., 6.25% (Identified Cost,
      $3,696,750)                                                      63,600           $    4,229,400
--------------------------------------------------------------------------------------------------------
Short-Term Obligations - 0.5%
--------------------------------------------------------------------------------------------------------
                                                             PRINCIPAL AMOUNT
                                                                (000 OMITTED)
--------------------------------------------------------------------------------------------------------
    Federal National Mortgage Assn., due 1/04/99 - 1/
      07/99, at Amortized Cost                                        $ 6,370           $    6,366,712
--------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $749,080,563)                                       $1,142,321,186

Other Assets, Less Liabilities - 4.1%                                                       48,887,144
--------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                     $1,191,208,330
--------------------------------------------------------------------------------------------------------

 *Non-income producing security.
##SEC Rule 144A restriction.

See notes to financial statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
--------------------------------------------------------------------------------
DECEMBER 31, 1998
--------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $749,080,563)     $1,142,321,186
  Cash                                                              13,437
  Receivable for Fund shares sold                               26,616,387
  Receivable for investments sold                               31,000,385
  Interest and dividends receivable                                316,830
  Other assets                                                       6,460
                                                            --------------
      Total assets                                          $1,200,274,685
                                                            --------------
Liabilities:
  Payable for Fund shares reacquired                        $    4,082,195
  Payable for investments purchased                              4,300,633
  Payable to affiliates -
    Management fee                                                  13,593
    Shareholder servicing agent fee                                  3,669
    Distribution and service fee                                   466,344
  Accrued expenses and other liabilities                           199,921
                                                            --------------
      Total liabilities                                     $    9,066,355
                                                            --------------
Net assets                                                  $1,191,208,330
                                                            ==============
Net assets consist of:
  Paid-in capital                                           $  770,564,813
  Unrealized appreciation on investments and translation
    of assets and liabilities in foreign currencies            393,240,616
  Accumulated undistributed net realized gain on
    investments and
    foreign currency transactions                               27,497,091
  Accumulated net investment loss                                  (94,190)
                                                            --------------
      Total                                                 $1,191,208,330
                                                            ==============
Shares of beneficial interest outstanding                     74,804,782
                                                              ==========
Class A shares:
  Net asset value per share
    (net assets of $1,137,301,849 / 71,300,898 shares of
     beneficial interest outstanding)                           $15.95
                                                                ======
  Offering price per share (100 / 94.25)                        $16.92
                                                                ======

Class B shares:
  Net asset value and offering price per share
    (net assets of $48,806,001 / 3,184,151 shares of
     beneficial interest outstanding)                          $15.33
                                                               ======

Class I shares:
  Net asset value, offering price, and redemption price per share
    (net assets of $5,100,480 / 319,733 shares of
     beneficial interest outstanding)                          $15.95
                                                               ======

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A and Class B shares.

See notes to financial statements

Statement of Operations
-------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 1998
-------------------------------------------------------------------------------
Net investment income:

  Income -
    Dividends                                          $  4,026,801
    Interest (including income on securities
      loaned of $37,917)                                  1,613,926
    Foreign taxes withheld                                  (23,053)
                                                       ------------
      Total investment income                          $  5,617,674
                                                       ------------
  Expenses -
    Management fee                                     $  4,405,363
    Trustees" compensation                                   56,997
    Shareholder servicing agent fee                       1,182,692
    Distribution and service fee (Class A)                1,847,835
    Distribution and service fee (Class B)                  349,792
    Administrative fee                                      129,553
    Custodian fee                                           329,633
    Printing                                                 63,119
    Postage                                                 110,572
    Auditing fees                                            32,785
    Legal fees                                                6,619
    Miscellaneous                                           285,211
                                                       ------------
      Total expenses                                   $  8,800,171
    Fees paid indirectly                                   (310,724)
                                                       ------------
      Net expenses                                     $  8,489,447
                                                       ------------
        Net investment loss                              (2,871,773)
                                                       ------------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                            $163,238,560
    Foreign currency transactions                            (3,708)
                                                       ------------
        Net realized gain on investments and foreign
         currency transactions                         $163,234,852
                                                       ------------
  Change in unrealized appreciation (depreciation) -
    Investments                                        $118,684,996
    Translation of assets and liabilities in
     foreign currencies                                          (2)
                                                       ------------
        Net unrealized gain on investments and
         foreign currency translation                  $118,684,994
                                                       ------------
          Net realized and unrealized gain on
           investments and foreign currency            $281,919,846
                                                       ------------
            Increase in net assets from operations     $279,048,073
                                                       ============
See notes to financial statements

FINANCIAL STATEMENTS -- continued

Statement of Changes in Net Assets
--------------------------------------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31,                                                 1998                        1997
--------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment loss                                         $   (2,871,773)             $   (1,785,991)
  Net realized gain on investments and foreign currency
    transactions                                                 163,234,852                 133,803,519
  Net unrealized gain on investments and foreign
    currency translation                                         118,684,994                  57,486,939
                                                              --------------              --------------
    Increase in net assets from operations                    $  279,048,073              $  189,504,467
                                                              --------------              --------------
Distributions declared to shareholders -
  From net realized gain on investments and foreign
    currency transactions (Class A)                           $ (120,735,017)             $ (118,989,258)
  From net realized gain on investments and foreign
    currency transactions (Class B)                               (5,043,936)                 (3,160,362)
  From net realized gain on investment and foreign
    currency transactions (Class I)                                 (548,219)                   (488,974)
                                                              --------------              --------------

    Total distributions declared to shareholders              $ (126,327,172)             $ (122,638,594)
                                                              --------------              --------------
Net increase in net assets from Fund share transactions       $   55,806,486              $   92,987,853
                                                              --------------              --------------
      Total increase in net assets                            $  208,527,387              $  159,853,726
Net assets:
  At beginning of period                                         982,680,943                 822,827,217
                                                              --------------              --------------

At end of period (including accumulated net investment
loss of $94,190 and $80,665, respectively)                    $1,191,208,330              $  982,680,943
                                                              ==============              ==============

See notes to financial statements

Financial Highlights
-----------------------------------------------------------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31,                              1998              1997            1996            1995             1994
-----------------------------------------------------------------------------------------------------------------------------------
                                                 CLASS  A
-----------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period              $13.92            $12.97          $11.94          $10.17           $11.56
                                                   ------            ------          ------          ------           ------

Income from investment operations# -
  Net investment income (loss)(S)                  $(0.04)           $(0.03)         $(0.02)         $ 0.03           $ 0.02
  Net realized and unrealized gain (loss)
   on investments and foreign currency
   transactions                                      3.96              2.96            2.62            3.46            (0.50)
                                                   ------            ------          ------          ------           ------
    Total from investment operations               $ 3.92            $ 2.93          $ 2.60          $ 3.49           $(0.48)
                                                   ------            ------          ------          ------           ------

Less distributions declared to
 shareholders -
  From net investment income                       $ --              $ --            $ --            $ --             $(0.01)
  From net realized gain on investments
   and foreign currency transactions                (1.89)            (1.98)          (1.57)          (1.72)           (0.83)
  In excess of net investment income                 --                --              --              --              (0.02)
  In excess of net realized gain on
   investments and foreign currency
   transactions                                      --                --              --              --              (0.05)
                                                   ------            ------          ------          ------           ------
    Total distributions declared to
     shareholders                                  $(1.89)           $(1.98)         $(1.57)         $(1.72)          $(0.91)
                                                   ------            ------          ------          ------           ------
Net asset value - end of period                    $15.95            $13.92          $12.97          $11.94           $10.17
                                                   ======            ======          ======          ======           ======
Total return(+)                                    29.17%            23.28%          21.87%          34.49%          (4.15)%
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                        0.81%             0.84%           0.84%           0.87%            0.86%
  Net investment income (loss)                    (0.25)%           (0.18)%         (0.15)%           0.21%            0.21%
Portfolio turnover                                    79%               60%             65%            100%              78%
Net assets at end of period (000 omitted)      $1,137,302          $953,194        $807,657        $721,467         $589,260

  #Per share data are based on average shares outstanding.
 ##The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for this expense offset arrangement.
(+)Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
(S)The distributor did not impose a portion of its distribution fee for certain of the periods indicated. If this fee had been paid by the Fund, the net investment income per share and the ratios would have been:

  Net investment income                                                                               $ 0.02           $ 0.01
Ratios (to average net assets):
    Expenses##                                                                                         0.97%            0.96%
    Net investment income                                                                              0.11%            0.11%

See notes to financial statements

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31,                                  1998             1997           1996           1995            1994
-----------------------------------------------------------------------------------------------------------------------------------
                                                     CLASS  B
-----------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                  $13.54           $12.73         $11.79         $10.08          $11.53
                                                       ------           ------         ------         ------          ------

Income from investment operations# -
  Net investment loss                                  $(0.16)          $(0.14)        $(0.14)        $(0.09)         $(0.08)
  Net realized and unrealized gain (loss) on
   investments and foreign currency transactions         3.83             2.89           2.57           3.42           (0.49)
                                                       ------           ------         ------         ------          ------
    Total from investment operations                   $ 3.67           $ 2.75         $ 2.43         $ 3.33          $(0.57)
                                                       ------           ------         ------         ------          ------

Less distributions declared to shareholders -
  From net realized gain on investments and
   foreign currency transactions                       $(1.88)          $(1.94)        $(1.49)        $(1.62)         $(0.83)
  In excess of net realized gain on investments
   and foreign currency transactions                     --               --             --             --             (0.05)
                                                       ------           ------         ------         ------          ------
    Total distributions declared to shareholders       $(1.88)          $(1.94)        $(1.49)        $(1.62)         $(0.88)
                                                       ------           ------         ------         ------          ------
Net asset value - end of period                        $15.33           $13.54         $12.73         $11.79          $10.08
                                                       ======           ======         ======         ======          ======
Total return                                           28.15%           22.27%         20.72%         33.20%         (4.96)%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                            1.63%            1.64%          1.75%          1.81%           1.81%
  Net investment loss                                 (1.05)%          (0.98)%        (1.06)%        (0.75)%         (0.70)%
Portfolio turnover                                        79%              60%            65%           100%             78%
Net assets at end of period (000 omitted)             $48,806          $25,578        $15,170         $6,673          $3,166

  #Per share data are based on average shares outstanding.
##The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for this expense offset arrangement.

See notes to financial statements

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------
                                                                     YEAR ENDED                   PERIOD ENDED
                                                              DECEMBER 31, 1998             DECEMBER 31, 1997*
-----------------------------------------------------------------------------------------------------------------
                                                                       CLASS  I
-----------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                    $13.91                         $12.84
                                                                         ------                         ------
Income from investment operations# -
  Net investment income (loss)                                           $(0.01)                        $ 0.00+++
  Net realized and unrealized gain on investments and foreign
    currency transactions                                                  3.96                           3.07
                                                                         ------                         ------
      Total from investment operations                                   $ 3.95                         $ 3.07
                                                                         ------                         ------
Less distributions declared to shareholders from net realized gain
  on investments and foreign currency transactions                       $(1.91)                        $(2.00)
                                                                         ------                         ------
Net asset value - end of period                                          $15.95                         $13.91
                                                                         ======                         ======
Total return                                                             29.45%                         24.65%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                              0.63%                          0.65%+
  Net investment income (loss)                                          (0.06)%                          0.01%+
Portfolio turnover                                                          79%                            60%
Net assets at end of period (000 omitted)                                $5,100                         $3,909

  *For the period from the inception of Class I, January 2, 1997, through
   December 31, 1997.
  +Annualized.
 ++Not annualized.
+++Per share amount was less than $0.01.
  #Per share data are based on average shares outstanding.
 ##The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. The Fund's expenses are calculated without reduction for this expense offset arrangement.

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Growth Opportunities Fund (the Fund) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Fund's custody fee is calculated as a percentage of the Fund's month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Fund files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV.

Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or net realized gains. During the year ended December 31, 1998, $2,858,248 and $14,445,103 were reclassified to accumulated net investment loss and paid-in capital from accumulated net realized gain on investments and foreign currency transactions due to differences between book and tax accounting for currency transactions and the offset of net investment loss against short-term capital gains. This change had no effect on the net assets or net asset value per share.

Multiple Classes of Shares of Beneficial Interest - The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at the following annual rates:

     First $200 million of average net assets                        0.50%
     Average net assets in excess of $200 million                    0.40%

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD) and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all of its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $17,877 for the year ended December 31, 1998.

Administrator - The Fund has an administrative services agreement with MFS to provide the Fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee at the following annual percentages of the Fund's average daily net assets:

            First $1 billion                               0.0150%
            Next $1 billion                                0.0125%
            Next $1 billion                                0.0100%
            In excess of $3 billion                        0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $120,769 for the year ended December 31, 1998, as its portion of the sales charge on sales of Class A shares of the Fund.

The Trustees have adopted a distribution plan for Class A and Class B shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Fund's distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum (reduced to 0.15% per annum for assets sold prior to March 1, 1991) of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $793,817 for the year ended December 31, 1998. Payment of the 0.10% per annum Class A distribution fee will commence on such date as the Trustees of the Fund may determine. Fees incurred under the distribution plan during the year ended December 31, 1998, were 0.18% of average daily net assets attributable to Class A shares on an annualized basis.

The Fund's distribution plan provides that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $5,002 for Class B shares for the year ended December 31, 1998. Fees incurred under the distribution plan during the year ended December 31, 1998, were 1.00% of average daily net assets attributable to Class B shares on an annualized basis.

Purchases over $1 million of Class A shares and certain purchases by retirement plans are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemption's of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended December 31, 1998, were $1,713 and $47,937 for Class A and Class B shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Fund's average daily net assets at an effective annual rate of 0.1125%

Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                  PURCHASES           SALES
--------------------------------------------------------------------------------
U.S. government securities                     $  8,006,042    $  1,745,037
                                               ------------    ------------
Investments (non-U.S. government
securities)                                    $801,518,270    $892,124,429
                                               ------------    ------------

The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                 $752,106,295
                                                               ------------
Gross unrealized appreciation                                  $406,818,556
Gross unrealized depreciation                                   (16,603,665)
                                                               ------------
    Net unrealized appreciation                                $390,214,891
                                                               ============

(4) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in Fund shares were as follows:

Class A Shares
                                        YEAR ENDED DECEMBER 31, 1998          YEAR ENDED DECEMBER 31, 1997
                                   ---------------------------------   -----------------------------------
                                         SHARES               AMOUNT            SHARES              AMOUNT
------------------------------------------------------------------------------------------------------------
Shares sold                         101,045,903       $1,553,750,903        27,510,057        $407,082,844
Shares issued to shareholders
  in reinvestment of
  distributions                       7,591,986          113,783,982         8,193,543         109,056,560
Shares transferred to Class I         --                  --                  (269,714)         (3,463,128)
Shares reacquired                  (105,812,055)      (1,631,375,079)      (29,248,030)       (433,063,756)
                                   ------------       --------------       -----------        ------------
    Net increase                      2,825,834       $   36,159,806         6,185,856        $ 79,612,520
                                   ============       ==============       ===========        ============

Class B Shares
                                        YEAR ENDED DECEMBER 31, 1998          YEAR ENDED DECEMBER 31, 1997
                                   ---------------------------------       -------------------------------
                                         SHARES               AMOUNT            SHARES              AMOUNT
------------------------------------------------------------------------------------------------------------
Shares sold                           3,553,497       $   52,527,790         1,904,196        $ 27,635,898
Shares issued to shareholders
  in reinvestment of
  distributions                         325,330            4,676,943           222,809           2,885,376
Shares reacquired                    (2,583,295)         (38,131,305)       (1,430,169)        (20,713,143)
                                   ------------       --------------       -----------        ------------
    Net increase                      1,295,532       $   19,073,428           696,836        $  9,808,131
                                   ============       ==============       ===========        ============

Class I Shares
                                        YEAR ENDED DECEMBER 31, 1998             PERIOD ENDED DECEMBER 31, 1997*
                                   ---------------------------------       ------------------------------------
                                         SHARES               AMOUNT            SHARES              AMOUNT
------------------------------------------------------------------------------------------------------------
Shares sold                              22,646       $      333,921            13,562        $    191,430
Shares transferred from Class
  A                                   --                  --                   269,714           3,463,128
Shares issued to shareholders
  in reinvestment of
  distributions                          36,578              548,219            36,765             488,974
Shares reacquired                       (20,402)            (308,888)          (39,130)           (576,330)
                                   ------------       --------------       -----------        ------------
    Net increase                         38,822       $      573,252           280,911        $  3,567,202
                                   ============       ==============       ===========        ============

*For the period from the inception of Class I, January 2, 1997, through December 31, 1997.

(5) Line of Credit
The Fund and other affiliated funds participate in an $805 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the year ended December 31, 1998, was $7,903.

(6) Security Lending
The Fund may lend its securities to member banks of the Federal Reserve System and to member firms of the New York Stock Exchange or subsidiaries thereof. The securities are loaned by State Street Bank and Trust Company ("State Street") as agent, to certain brokers (the "Borrower") approved by the Fund. The loans are collateralized at all times by U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the Fund with indemnification against Borrower default.

At December 31, 1998, the value of securities loaned was $19,069,525. These loans were collateralized by U.S. Treasury securities of $19,695,600. On these loans a fee is received from the Borrower, and is allocated between the Fund and State Street. In addition to this fee, the Fund also continues to earn income on the securities loaned. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

INDEPENDENT AUDITORS' REPORT

To the Trustees and Shareholders of MFS Growth Opportunities Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Growth Opportunities Fund as of December 31, 1998, the related statement of operations for the year then ended, the statement of changes in net assets for the years ended December 31, 1998 and 1997, and the financial highlights for each of the years in the five-year period ended December 31, 1998. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at December 31, 1998 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS Growth Opportunities Fund at December 31, 1998, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 4, 1999

--------------------------------------------------------------------------------
   FEDERAL TAX INFORMATION
--------------------------------------------------------------------------------

   IN JANUARY 1999, SHAREHOLDERS WERE MAILED A FORM 1099 REPORTING THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR YEAR 1998.

   THE FUND HAS DESIGNATED $125,915,530 AS A CAPITAL GAIN DIVIDEND.

MFS(R) GROWTH OPPORTUNITIES FUND

TRUSTEES                                                 SECRETARY
Richard B. Bailey* - Private Investor;                   Stephen E. Cavan*
Former Chairman and Director (until 1991),
MFS Investment Management                                ASSISTANT SECRETARY
                                                         James R. Bordewick, Jr.*
Peter G. Harwood - Private Investor
                                                         CUSTODIAN
J. Atwood Ives - Chairman and Chief Executive            State Street Bank and Trust Company
Officer, Eastern Enterprises (diversified services
company)                                                 AUDITORS
                                                         Deloitte & Touche LLP
Lawrence T. Perera - Partner, Hemenway
& Barnes (attorneys)                                     INVESTOR INFORMATION For MFS stock and bond market
                                                         outlooks, call toll free: 1-800-637-4458 anytime
William J. Poorvu - Adjunct Professor, Harvard           from a touch-tone telephone.
University Graduate School of Business
Administration                                           For information on MFS mutual funds, call your
                                                         financial adviser or, for an information kit, call
Charles W.Schmidt - Private Investor                     toll free: 1-800-637-2929 any business day from 9
                                                         a.m. to 5 p.m. Eastern time (or leave a message
Arnold D. Scott* - Senior Executive                      anytime).
Vice President, Director, and Secretary,
MFS Investment Management                                INVESTOR SERVICE
                                                         MFS Service Center, Inc.
Jeffrey L. Shames* - Chairman, Chief                     P.O. Box 2281
Executive Officer, and Director,                         Boston, MA 02107-9906
MFS Investment Management
                                                         For general information, call toll free:
Elaine R. Smith - Independent Consultant                 1-800-225-2606 any business day from
                                                         8 a.m. to 8 p.m. Eastern time.
David B. Stone - Chairman and Director,
North American Management Corp.                          For service to speech- or hearing-impaired, call
(investment advisers)                                    toll free: 1-800-637-6576 any business day from 9
                                                         a.m. to 5 p.m. Eastern time. (To use this service,
INVESTMENT ADVISER                                       your phone must be equipped with a
Massachusetts Financial Services Company                 Telecommunications Device for the Deaf.)
500 Boylston Street
Boston, MA 02116-3741                                    For share prices, account balances, and exchanges,
                                                         call toll free: 1-800-MFS-TALK (1-800-637-8255)
DISTRIBUTOR                                              anytime from a touch-tone telephone.
MFS Fund Distributors, Inc.
500 Boylston Street                                      WORLD WIDE WEB
Boston, MA 02116-3741                                    www.mfs.com

PORTFOLIO MANAGER
Paul M. McMahon*

TREASURER
W. Thomas London*

ASSISTANT TREASURERS
Mark E. Bradley*
Ellen Moynihan*
James O. Yost*

*Affiliated with the Investment Adviser

MFS(R) GROWTH OPPORTUNITIES FUND                               -----------------
                                                                    Bulk Rate
                                                                  U.S. Postage
[LOGO] MFS(R)                                                         Paid
INVESTMENT MANAGEMENT                                                 MFS
We invented the mutual fund(R)                                 -----------------

500 Boylston Street
Boston, MA 02116-3741




(C)1999 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116-3741

                                                   MGO-2   2/99 57M   16/216/816